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                                EXHIBIT 12(a)(2)

                               FORM OF ACCEPTANCE

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                                    DVI, INC.

                                OFFER TO EXCHANGE

  $1,000 PRINCIPAL AMOUNT OF ITS NEWLY-ISSUED 9-1/8% CONVERTIBLE SUBORDINATED
                                 NOTES DUE 2004

                                    FOR EACH

$1,000 PRINCIPAL AMOUNT OF ITS OUTSTANDING 9-1/8% CONVERTIBLE SUBORDINATED NOTES
                                    DUE 2002


                               ACCEPTANCE NOTICE


Ladies and Gentlemen:

         The undersigned hereby tenders to DVI, Inc., a Delaware corporation (the "Company"), the principal amount stated below of 9-1/8% Convertible Subordinated Notes Due 2002 (the "Old Convertible Notes"), issued by the Company. Such tender is made pursuant to and in accordance with the Company's offer to exchange $1,000 principal amount of the Company's newly-issued 9-1/8% Convertible Subordinated Notes due 2004 (the "New Convertible Notes") for each $1,000 principal amount of Old Convertible Notes, upon the terms and subject to the conditions set forth in the Offering Circular dated June 27, 2001 (the "Offering Circular") and in this Acceptance Form and the form of Note Exchange Agreement provided with the Offering Circular (which, together with the Offering Circular and as amended and supplemented, constitute the "Offer"), receipt of which is hereby acknowledged.

         The Old Convertible Notes being tendered by the undersigned represent all the Old Convertible Notes owned by the undersigned. It is understood that under the terms of the Offer, partial tenders of less than all the Old Convertible Notes owned by a holder are not permitted.

         Subject to the conditions of the Offer, subject to, and effective upon, acceptance for exchange and payment of and payment for the Old Convertible Notes tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all such Old Convertible Notes as are being tendered hereby and that are accepted for exchange and payment pursuant to the Offer. The undersigned hereby irrevocably constitutes and appoints the Company as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Old Convertible Notes tendered hereby and accepted for exchange and payment pursuant to the Offer, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest),
(a) to execute and deliver the Note Exchange Agreement (or a counterpart thereof), in the name(s) and on behalf of the undersigned, in substantially the form previously provided to the undersigned with the Offering Circular and (b) to transfer ownership of such Old Convertible Notes on the books maintained by the Company with respect thereto and/or to cancel such Old Convertible Notes.

         The undersigned understands that if and when the Old Convertible Notes tendered hereby are accepted for exchange and payment, the undersigned will be entitled to a separate payment to be made by the Company in respect of accrued and unpaid interest on principal amounts of Old Convertible Notes tendered and accepted for exchange and payment.

         The name(s) and address of the registered holder(s) should be printed below under "Description of Old Convertible Notes Tendered", if not already printed thereunder, exactly as they appear on the

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certificates representing Old Convertible Notes tendered hereby. The identifying number(s) and the principal amount of Old Convertible Notes to which this Acceptance Form relates should be indicated in the appropriate place below under "Description of Old Convertible Notes Tendered".

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Convertible Notes tendered hereby, and that, when the same are accepted for exchange and payment by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and that such Old Convertible Notes are not subject to any adverse claim. The undersigned upon request, will execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Convertible Notes tendered hereby.

         All authority conferred, or agreed to be conferred, in this Acceptance Form shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

         The undersigned understands that the tender of the Old Convertible Notes and acceptance for exchange and payment of such Old Convertible Notes pursuant to the procedure described in the Offering Circular will constitute a binding agreement between the undersigned and the Company, upon the terms and subject to the conditions of the Offer.

         Unless otherwise indicated below under "Special Issuance and Payment Instructions," please issue the New Convertible Notes due in respect of the Old Convertible Notes accepted for exchange and payment, in the name(s) of the registered holder(s) appearing below under "Description of Old Convertible Notes Tendered". In addition, unless otherwise indicated under "Special Delivery Instructions" please mail the New Convertible Notes due in respect of the Old Convertible Notes accepted for exchange and payment, to the registered holder(s) at the address(es) appearing below under "Description of Old Convertible Notes Tendered." If the "Special Issuance Instructions" or the "Special Delivery Instructions" are completed, please issue and/or deliver the New Convertible Notes due in respect of the Old Convertible Notes accepted for exchange and payment, to the person(s) so indicated.

                          SPECIAL ISSUANCE INSTRUCTIONS
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To be completed ONLY if you want the New Convertible Notes issued in a different name(s) than the name(s) appearing on the Old Convertible Notes tendered by you.

Issue New Convertible Notes to:

Name(s)
       -----------------------------------------------

------------------------------------------------------
              (PLEASE PRINT)

Address
       -----------------------------------------------

------------------------------------------------------

------------------------------------------------------
            (INCLUDE ZIP CODE)


------------------------------------------------------
(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))



                          SPECIAL DELIVERY INSTRUCTIONS
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To be completed ONLY if you want the New Convertible Notes to be sent to a different address than the address given below under your signature(s).

Mail New Convertible Notes to:

Name(s)
       -----------------------------------------------

------------------------------------------------------
              (PLEASE PRINT)

Address
       -----------------------------------------------

------------------------------------------------------

------------------------------------------------------
            (INCLUDE ZIP CODE)


------------------------------------------------------
(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

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                       IMPORTANT: NOTEHOLDER(S) SIGN HERE

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                            SIGNATURE(S) OF OWNER(S)



Dated:                 , 2001
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(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the
Old Convertible Notes being tendered. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide material evidencing authority to sign.)

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)


Capacity (Full Title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

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                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: (     )
                                       -----------------------------------------

Tax Identification or Social Security No.(s)
                                            ------------------------------------


                  DESCRIPTION OF OLD CONVERTIBLE NOTES TENDERED


Principal Amount of Old Convertible Notes Being Tendered: $
                                                           ---------------------

(Note:  Partial Tenders Are Not Permitted)

Identifying Number(s) of Old
Convertible Notes being Tendered:
                                 -----------------------------------------------

YOU SHOULD SEND YOUR ORIGINAL OLD CONVERTIBLE NOTES TO THE COMPANY WITH THIS ACCEPTANCE NOTICE. IF YOU CANNOT FIND YOUR OLD CONVERTIBLE NOTES, CALL JOHN SCHOENFELDER AT (215) 488-5000.